Heartland Financial 4Q 2019 Performance Lynn B. Fuller Executive Operating Chairman Bruce K. Lee President & CEO Bryan R. McKeag Chief Financial Officer

Safe Harbor This release, and future oral and written statements of Heartland and its management, may contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland’s financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland’s management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events. 2

Heartland: Tremendous Growth in Assets and Shareholder Return 3 Year Asset Growth Rate 3 Year Total Shareholder Returns 12/31/2016 – 12/31/2019 12/31/2016 – 12/31/2019 Heartland 60.2% Heartland 7.5% HP Peer 38.2% HP Peer 8.1% 60% 30% 45% 20% 30% 10% TotalReturn (%) Asset Asset Growth(%) 15% 0% 0% -10% -15% -20% 12/31/16 12/31/17 12/31/18 12/31/19 12/31/16 12/31/17 12/31/18 12/31/19 Source: S&P Global Market Intelligence As of December 31, 2019 3

Heartland’s Stock Performance Price Return (%) From 12/31/2016 - 12/31/2019 75% 50% 25% PriceReturn (%) 0% -25% 12/31/16 12/31/17 12/31/18 12/31/19 HTLF S&P 500 SNL Mid Cap U.S. Bank KBW Regional Bank Index Source: S&P Global Market Intelligence 4

Heartland has a Long History of Growth, Stability and Geographic Diversity… Total Assets $13.2B Proforma w/ AIM Bank: $15.0B 39 Year Old Company 39/16 16 years on NASDAQ 11 11 Independent Bank Brands 12 States 12/115 115 Banking Offices 3 Year Compound Annual Asset 17.0% Growth Rate As of December 31, 2019 unless otherwise specified 5

…and Heartland has a Long and Consistent History of Earnings 0 Never an annual loss History of Doubling Earnings 2x and Assets Every 5 to 7 Years 14.5% 3 Year Average Annual ROATCE, non-GAAP 8.7% 3 Year Compound Annual EPS Growth Rate 39 Consecutive Years of Level 39 or Increased Dividends $1.83B Market Cap Beneficial Ownership by the Board and 6.5% Executive Officers (as of 1/31/20) As of December 31, 2019 unless otherwise specified 6

Heartland Asset and Earnings Growth Trailing 5 Years $200 $16.0 $13.2B $150 $149.1M $12.0 $117.0M Assets Millions - - $100 $8.0 Billions $85.7M $80.3M $75.3M Net Income Income Net $6.1B $60.0M $50 $4.0 $0 $0.0 2015 2016 2017 2018 2019 Net Income in Millions Deferred Tax Charge Assets in Billions 2015 Assets start point - 1/1/15 As of December 31, 2019 7

Heartland Diluted EPS and Dividends Trailing 5 Years $5.00 $4.14 $4.00 $3.52 $3.22 $3.01 $3.00 $2.83 $0.36 $2.65 $2.00 $1.00 $0.68 $0.59 $0.45 $0.50 $0.51 $0.54 $0.40 $0.40 $0.44 $0.00 2015 2016 2017 2018 2019 Deferred Tax Charge Special Dividend Diluted EPS Regular Dividends As of December 31, 2019 8

M&A – Core Competency and Strategy Heartland’s model is attractive to sellers . A Core Competency (11 transactions completed in last 5 years) . Dedicated corporate development and conversion/integration staff . Sophisticated internally developed financial model – detailed conversion/integration playbook . Efficient Regulatory Application, SEC filing and close process – avg. 125 days post announcement . All new entities convert to our core systems platform – avg. 75 days post deal close . Focused on In Footprint Transactions . Opportunities abound across entire footprint – keep a deep active pipeline . Focus on expanding existing markets >= $1 Billion in assets . Deal Size “sweet spot” is moving up - $1 to $3 Billion in assets . Strong Core Deposits – Clean Credit Quality . Market Overlap . Must meet Conservatively Modeled Financial Benchmarks . Accretive to EPS immediately after conversion . Demonstrate an IRR > 15% . Tangible book value earn backs of 4 years or less 9

Heartland M&A Transaction Summary 2015 - Current Acquisition Overview Total Assets Date Date Date Announced Target Announced Closed Converted Deal Value PxTBV HTLF Target Aim Bancshares, Inc. 2/11/2020 TBD TBD $280.4 2.02x $13,210 $1,777 Rockford Bank and Trust Co. 8/13/2019 11/30/2019 2/7/2020 $59.2 1.35x $12,160 $485 Blue Valley Ban Corp. 1/16/2019 5/10/2019 8/23/2019 $93.9 1.88x $11,335 $728 FirstBank Lubbock Bancshares, Inc. 12/12/2017 5/18/2018 8/17/2018 $185.6 2.22x $9,756 $930 Signature Bancshares, Inc. 11/13/2017 2/23/2018 4/20/2018 $53.4 1.82x $9,756 $390 Citywide Banks of Colorado, Inc. 2/13/2017 7/7/2017 10/13/2017 $202.7 1.82x $8,247 $1,377 Founders Bancorp 10/31/2016 2/28/2017 3/17/2017 $29.1 1.52x $8,202 $198 CIC Bancshares, Inc. 10/23/2015 2/5/2016 6/10/2016 $83.5 1.47x $6,717 $727 Premier Valley Bank 5/29/2015 11/30/2015 3/11/2016 $95.1 1.66x $6,506 $647 First Scottsdale Bank, N.A. 5/15/2015 9/11/2015 9/11/2015 $17.7 1.05x $6,506 $106 Community Bancorporation of New Mexico, Inc. 4/16/2015 8/21/2015 11/6/2015 $11.3 1.52x $6,506 $181 Community Banc-Corp. of Sheyboygan, Inc. 10/23/2014 1/16/2015 5/15/2015 $52.0 1.58x $5,935 $525 Total Assets based on MRQ prior to announcement & provided in millions 10

Acquisition Rockford Bank and Trust Co. – Rockford, IL . Announced August 13, 2019 – closed November 30, 2019 – systems integrated February 7, 2020 . Structured as asset purchase: approximately $430 million deposits assumed and approximately $496 million assets acquired – at closing . Transaction brings IB&T to critical mass in Illinois with approximately $1.3 billion in assets . Located in Rockford, IL – expansion results in IB&T having #2 deposit market share in Rockford MSA . Combines IB&T’s excess liquidity with RB&T’s strong commercial loan generation . 100% cash transaction valued at approximately $46.6 million . ~4% Accretive to EPS in 2021, IRR in excess of 20%, tangible book value earn back ~3 years . Retained Jeffrey Hultman as CEO and Thomas Budd as President of Illinois Bank & Trust. 11

Acquisition AIM Bancshares, Inc. – Lubbock, TX



- Announced February 11, 2020 – anticipated close early 3Q 2020 – anticipated systems integration 4Q 2020
- Assets approximately $1.8 billion, loans approximately $1.2 billion, and deposits approximately $1.5 billion
- AimBank combined with FB&T creates HTLF's largest member bank with approximately $2.8 billion in assets
- Transaction results in FB&T being the #5 largest bank headquartered in West Texas – ranking #3 deposit market share in Lubbock MSA
- Headquarters will remain in Lubbock, Texas
- 90% stock / 10% cash transaction valued at announcement approximately $280.4 million [(1)]
- ~10% Accretive to EPS in 2021. IRR in excess of 20%. Tangible book value earn back ~3.6 years
- Barry Orr continues as Chairman and CEO and retained Scott Wade as Vice Chairman and President of the South Division of FirstBank & Trust

FirstBank & Trust TEXAS MEMBER FDIC

AimBank

[(1)] The price at announcement was based on HTLF closing stock price of $49.88 on February 10, 2020

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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An Expanding Franchise Heartland Financial USA, Inc. Projected 5yr Assets % of Number of Population State (000's) Franchise Branches Change Iowa $1,646,105 12.2% 6 2.36% Kansas/Missouri 1,307,688 9.7% 12 1.44% Illinois 1,301,172 9.7% 10 -0.18% Wisconsin 1,090,412 8.1% 14 1.32% Minnesota 718,724 5.3% 2 3.26% HTLF Midwest $6,064,101 45.0% 44 New Mexico $1,763,037 13.1% 17 0.96% Texas 1,137,714 8.4% 8 7.10% Arizona 784,240 5.8% 6 6.02% HTLF Southwest $3,684,991 27.3% 31 Colorado 2,294,512 17.0% 23 6.90% California 903,220 6.7% 8 4.06% Montana 532,191 3.9% 9 4.38% HTLF West $3,729,923 27.7% 40 As of December 31, 2019 13

Diversified Loan Portfolio 12/31/2014 12/31/2019 Yield on Loans – 5.32%* Yield on Loans – 5.55%* Residential Residential Mortgages Mortgages Agricultural Agricultural 17% 13% Loans Other Loans 11% Commercial RE 7% Consumer 18% Loans Other 8% Commercial RE Consumer Loans 15% 11% Construction Commercial RE Construction Owner 12% Commercial RE 8% Occupied Owner 17% Occupied C&I C&I 15% 23% 25% Total Loans - $3.95 Billion Total Loans - $8.39 Billion Includes loans held for sale *Average loan yield YTD 5 Year C.A.G.R – 16.28% 14

Loan Portfolio Trend Y-O-Y Growth % C&I 21% Commercial RE Owner Occupied 15% Other Commercial RE 17% Construction 21% Agricultural LoansBy Category ($M) Loans -3% Residential Mortgages -4% Consumer -4% Loans $0 $500 $1,000 $1,500 $2,000 $2,500 12/31/2018 12/31/2019 Excludes unearned income 15

Commercial & Ag Loan Growth Trailing 3 years – Organic & Acquired $8,000 $7,324 $7,000 $761 Organic Growth: $266M / 4.2% $6,297 $6,000 Organic Growth: $840 In Millions In $136M / 2.6% $5,321 $6,563 $5,000 $989 Organic Growth: $5,457 $4,315 $17M / 0.4% $4,315 $4,332 $4,000 2016 2017 2018 2019 Organic Loans Acquired & HFS Loans 16

Expanding Core Deposit Mix 12/31/2014 12/31/2019 Cost of Deposits – 0.39%* Cost of Deposits – 0.64%* Demand CD Demand 27% 17% 32% CD 11% IBCA & Savings IBCA & Savings 56% 57% Total Deposits - $4.77 Billion Total Deposits - $11.04 Billion Includes deposits held for sale 5 Year C.A.G.R – 18.29% * Average Cost of Deposits YTD 17

Non-Interest Income by Category 2019 YTD Other Non- Interest Income 30% Net Interest Commercial Income Non Interest Services before Income Revenue 28% Provision 20% 80% Retail Services Revenue 42% Noninterest income exclusive of security gains Other Non-Interest Income includes: Loan Service Fees, Gain on Sale of Loans, BOLI, and Other Misc. As of December 31, 2019 18

Commercial Services Revenue Trends $40.0 $10.0 $8.2 $7.8 $30.4 $7.4 $30.0 $1.4 $7.5 $7.0 $7.0 $1.3 $5.2 $1.3 $25.2 $1.1 $1.2 $4.6 Millions In $20.3 $20.0 $3.5 $5.0 $12.8 $3.4 $16.8 $3.9 $3.0 InMillions $3.0 $2.9 $9.5 $3.8 $11.7 $6.3 $3.9 $10.0 $3.3 $2.5 $1.8 $12.4 $3.1 $3.3 $11.1 $2.9 $2.9 $3.1 $9.2 $10.1 $6.6 $0.0 $0.0 2015 2016 2017 2018 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Annual Quarterly CML Service Charges CML Card Solutions Retirement Plan Services 19

Consumer Services Revenue Trends $60.0 $20.0 $46.4 $44.9 $45.0 $15.0 $38.8 $12.9 $13.1 $18.3 $33.5 $17.9 $11.0 Millions In $10.5 $30.3 $4.6 $10.3 $30.0 $16.0 $5.1 $10.0 $4.0 InMillions $14.9 $4.6 $14.8 $4.8 $12.7 $10.8 $3.9 $10.8 $3.7 $3.4 $15.0 $8.6 $1.9 $1.6 $5.0 $7.1 $16.2 $15.4 $4.6 $12.0 $4.1 $3.6 $4.0 $4.0 $8.4 $9.9 $0.0 $0.0 2015 2016 2017 2018 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Annual Quarterly Consumer Service Charges Debit Interchange Private Client - Includes: Wealth Management, Broakerage, & Insurance Fees 20

2020 Top 5 Priorities Organic Growth Through Improved Customer Experience & Sales Management .Growth .Investing for Growth .Improving Efficiency .Attract and Retain Talent .Deepen Employee Engagement 21

Conservative Liquidity Profile 2016 2017 2018 2019 Loans / Deposits 78.16% 78.45% 78.84% 75.77% Investments / Assets 25.84% 25.41% 23.80% 26.01% Total Borrowings / Assets 7.21% 6.21% 4.40% 3.47% . Monthly cash flow from Investments for 4Q19 - $35M As of December 31, 2019 22

High Performing Securities Portfolio Sector Detail As of 12/31/19 Other Treasury Agency 0.0% 0.3% 5.5% ABS Sector # of Holdings Book Value Unrealized G/L 20.8% Treasury 5 $ 8,465,542 $ 36,802 Agency 140 $ 185,566,371 $ (889,766) Municipal Municipal 314 $ 784,405,559 $ 12,161,895 23.3% MBS - Agency 199 $ 617,373,550 $ 3,972,005 MBS - NonAgency 131 $ 571,394,398 $ 4,482,848 CMBS - Agency 24 $ 68,018,272 $ 846,292 CMBS - NonAgency 111 $ 435,195,234 $ 1,130,113 CMBS - NonAgency ABS 149 $ 700,631,155 $ (9,052,342) 12.9% Other 11 $ 565,217 $ - Total 1084 $ 3,371,615,298 $ 12,687,846 CMBS - Agency 2.0% MBS - Agency 18.3% MBS - NonAgency 16.9% Investment Portfolio 4Q18 1Q19 2Q19 3Q19 4Q19 Average Book Value ($in millions) $2,611 $2,561 $2,542 $2,925 $3,305 Book Yield 3.07% 3.13% 3.05% 2.88% 3.03% Mod. Duration 4.01 4.34 4.71 5.63 6.17 . Greater than 95% of Non-Agency CMBS investments have AAA rating . 92% of Municipal holdings are rated A or better . Non-Agency MBS well protected by subordinated credit enhancement – roughly 25-40% of deal balance . ABS portfolio consists of the following . 65% of Government/FFELP Student Loan Securities . 18% of SBA Loans . 16% of Consumer Loans AA or better 23

Healthy, Growing Capital Levels Well Capitalized 12/31/2017 12/31/2018 12/31/2019 Regulatory/Internal Guidelines Risk Based Capital/ 13.51% 13.72% 13.75% 10.00% Risk Weighted Avg. Assets Tier 1 Capital/ 11.76% 12.16% 12.31% 8.00% Risk Weighted Avg. Assets Tier 1 Common/ 10.13% 10.66% 10.88% 6.50% Risk Weighted Avg. Assets Leverage Ratio 9.25% 9.73% 10.10% 5.00% Tangible Common Equity/ 8.0% - 9.0% 7.53% 8.08% 8.52% Tangible Assets Guideline . Parent Company TRUPS and sub-debt currently fixed at 4.1% after tax. Maturities laddered over 3-5 years. 24

Net Interest Margin Fully Tax Equivalent 4.60% 4.40% 4.20% 4.04% 4.00% 3.80% 3.76% 3.60% 3.64% 3.40% 3.20% 2015 2016 2017 2018 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported, non-GAAP / Peer Groups – S&P Global Market Intelligence As of December 31, 2019 25

Net Interest Margin Breakdown Fully Tax Equivalent 4.50% 4.50% 4.32% 4.34% 4.22% 0.10% 4.25% 0.13% 4.18% 4.25% 4.13% 0.17% 0.22% 4.10% 0.16% 0.22% 4.04% 4.02% 3.97% 0.20% 4.00% 0.18% 4.00% 0.18% 0.18% 3.90% 0.23% 0.23% 0.15% Millions In 0.17% 3.75% 3.75% 0.13% InMillions 3.50% 3.97% 4.02% 4.02% 3.50% 3.92% 3.87% 3.86% 3.78% 3.79% 3.73% 3.61% 3.25% 3.25% 3.00% 3.00% 2015 2016 2017 2018 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Annual Quarterly Core Business Purchase Accounting Citizens Source: HTLF – As reported, non-GAAP 26

Non-Performing Assets/Total Assets Excludes Performing Restructured Loans 1.00% 0.75% 0.66% 0.50% 0.32% 0.25% 0.30% 0.00% 2015 2016 2017 2018 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence As of December 31, 2019 27

HTLF Customer Segment Profiles Affected by COVID-19 Total Exposure (1) Industry ($000's) % of Gross Loans Lodging $477,325 5.94% Gaming $34,438 0.43% Restaurants & Bars $179,026 2.23% Nursing Homes/Assisted Living $116,170 1.44% Childcare Facilities $45,522 0.57% Oil & Gas $85,300 1.06% Investment Commercial Total Exposure (1) Real Estate ($000's) % of Gross Loans Multi-Family Properties $399,287 4.97% Retail Properties $346,969 4.32% Industries segments selected based on following criteria: . Implementation of corporate travel restrictions coupled with decline in leisure travel . Cancellation of events of all types and sizes . Cancellation of schools coupled with a sudden rise in telecommuting . Residents within nursing homes/assisted living centers are deemed an at-risk population (1) Outstanding exposure + undisbursed commitments As of December 31, 2019 – excludes Rockford Bank & Trust 28

Credit Trends Trailing 5 Years $100.0 $87.6 $80.0 $70.4 $60.0 Millions $40.0 $20.0 $16.7 $8.2 $0.0 2015 2016 2017 2018 2019 Provision for Loan & Lease Losses Non-Performing Assets Net Charge-Offs ALLL As of December 31, 2019 29

Well managed CRE and Construction Exposure 350% 300% 298% 250% 200% 188% 185% 179% 171% 162% 150% 100% 76% 66% 71% 58% 65% 50% 0% 2015 2016 2017 2018 2019 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital As of December 31, 2019 30

Efficiency Ratio Fully Tax Equivalent 80% 75% 70% 65% 63.11% 60% 55.68% 55% 54.95% 50% 2015 2016 2017 2018 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported, non-GAAP / Peer Groups – S&P Global Market Intelligence As of December 31, 2019 31

Improving Efficiency Controlling & Leveraging Core Costs 4.0% $14.0B 3.61% 0.06% $12.0B 3.5% 0.04% $12.0B 3.40% 0.01% 0.07% 3.28% 3.26% 0.02% 0.07% 0.06% 0.63% 0.09% 3.07% Billions - 0.54% 3.0% 0.09% $10.0B 0.10% 0.50% 0.45% Average Assets Expense as % of Avg Avg of Assets % as Expense 0.42% 2.5% $8.0B 2.88% 2.78% 2.68% 2.66% 2.45% $6.8B 2.0% $6.0B 2015 2016 2017 2018 2019 Core Expenses Professional Services CDI Amortization Other Non-Core Expense Average Assets & Software Costs (M&A, Tax Credits, Restructuring) Excludes loss on sale of assets, net As of December 31, 2019 32

Return on Average Tangible Common Equity 18% 16% 15.73% 15.39% 14.42% 14% 12% 10% 2015 2016 2017 2018 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported, non-GAAP / Peer Groups – S&P Global Market Intelligence As of December 31, 2019 33

Return on Average Assets 1.50% 1.28% 1.28% 1.25% 1.24% 1.00% 0.75% 0.50% 2015 2016 2017 2018 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence As of December 31, 2019 34

Investment Summary . Diverse footprint reduces risk and enhances growth potential . Disciplined and proven acquirer . Large, expanding low cost core deposit base . Strong net interest margin . Solid credit metrics . Conservative liquidity risk profile . Healthy, growing capital levels 35

Contact Information 36

Appendix – Non-GAAP Financial Measures Annualized return on average tangible common equity is net income available to common stockholders plus core deposit and customer relationship intangibles amortization, net of tax, divided by average common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Tangible book value per common share is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. 37

Appendix – Non-GAAP Reconcilements

	Full Yr 2019	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,578,137	$ 1,325,175	$ 990,518	$ 739,559	$ 581,475
Less goodwill	446,345	391,668	236,615	127,699	97,852
Less other intangible assets, net	48,688	47,479	35,203	22,775	22,019
Tangible common stockholders' equity (non-GAAP)	$ 1,083,104	$ 886,028	$ 718,700	$ 589,085	$ 461,604
Common shares outstanding, net of treasury stock	36,704,278	34,477,499	29,953,356	26,119,929	22,435,693
Common stockholders' equity (book value) per share (GAAP)	$ 43.00	$ 38.44	$ 33.07	$ 28.31	$ 25.92
Tangible book value per common share (non-GAAP)	$ 29.51	$ 25.70	$ 23.99	$ 22.55	$ 20.57
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Total assets (GAAP)	$ 13,209,597	$ 11,408,006	$ 9,810,739	$ 8,247,079	$ 7,694,754
Less goodwill	446,345	391,668	236,615	127,699	97,852
Less other intangible assets, net	48,688	47,479	35,203	22,775	22,019
Total tangible assets (non-GAAP)	$ 12,714,564	$ 10,968,859	$ 9,538,921	$ 8,096,605	$ 7,574,883
Tangible common equity ratio (non-GAAP)	8.52%	8.08%	7.53%	7.28%	6.09%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 433,729	$ 413,954	$ 330,308	$ 294,666	$ 203,073
Plus tax-equivalent adjustment[(1)]	4,929	6,228	15,139	12,919	10,298
Net interest income - tax-equivalent (non-GAAP)	$ 438,658	$ 420,182	$ 345,447	$ 307,585	$ 213,371
Average earning assets	$ 10,845,940	$ 9,718,106	$ 8,181,914	$ 7,455,217	$ 6,152,090
Annualized net interest margin (GAAP)	4.00%	4.26%	4.04%	3.95%	3.30%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	4.04%	4.32%	4.22%	4.13%	3.47%

[(1)] Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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Appendix – Non-GAAP Reconcilements

	Full Yr 2019	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common shareholders (GAAP)	$ 149,129	$ 116,959	$ 75,226	$ 80,108	$ 59,225
Plus intangible amortization, net of tax[1]	9,458	7,391	3,950	3,659	1,936
Adjusted net income available to common shareholders (non-GAAP)	$ 158,587	$ 124,350	$ 79,176	$ 83,767	$ 61,161
Average common stockholders' equity (GAAP)	$ 1,473,396	$ 1,177,346	$ 871,683	$ 678,989	$ 496,877
Less average goodwill	415,841	340,352	184,554	125,724	56,781
Less average other intangibles, net	49,377	46,206	30,109	24,553	14,153
Average tangible common equity (non-GAAP)	$ 1,008,178	$ 790,788	$ 657,020	$ 528,712	$ 425,943
Annualized return on average common equity (GAAP)	10.12%	9.93%	8.63%	11.80%	11.92%
Annualized return on average tangible common equity (non-GAAP)	15.73%	15.72%	12.05%	15.84%	14.36%
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income	$ 433,729	$ 413,954	$ 330,308	$ 294,666	$ 233,998
Tax equivalent adjustment[1]	4,929	6,228	15,139	12,919	10,216
Fully tax-equivalent net interest income	438,658	420,182	345,447	307,585	244,214
Noninterest income	116,208	109,160	102,022	113,601	110,685
Securities (gains)/losses, net	(7,659)	(1,085)	(6,973)	(11,340)	(13,143)
Unrealized (gain)/loss on equity securities, net	(525)	(212)	-	-	769
Gain on extinguishment of debt	(375)	-	(1,280)	-	-
Valuation adjustment on servicing rights	911	46	-	-	-
Adjusted income	$ 547,218	$ 528,091	$ 439,216	$ 409,846	$ 342,525
Total noninterest expenses	$ 349,161	$ 353,888	$ 297,675	$ 279,668	$ 251,046
Less:					
Intangible assets amortization	11,972	9,355	6,077	5,630	2,978
Partnership investment in historic rehabilitation tax credits	8,030	4,233	1,860	1,051	4,357
(Gain)/loss on sales/valuations of assets, net	(19,422)	2,208	2,475	1,478	6,821
Restructuring expenses	3,227	2,564	-	-	-
Adjusted noninterest expenses	$ 345,354	$ 335,528	$ 287,263	$ 271,509	$ 236,890
Efficiency ratio, fully tax-equivalent	63.11%	63.54%	65.40%	66.25%	69.16%

[1] Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland
FINANCIAL USA, INC.

39

Appendix – Non-GAAP Reconcilements

	4Q 2019	3Q 2019	2Q 2019	1Q2019	4Q 2018
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,578,137	$ 1,563,843	$ 1,521,787	$ 1,372,102	$ 1,325,175
Less goodwill	446,345	427,097	427,097	391,668	391,668
Less other intangible assets, net	48,688	49,819	52,718	44,637	47,479
Tangible common stockholders' equity (non-GAAP)	$ 1,083,104	$ 1,086,927	$ 1,041,972	$ 935,797	$ 886,028
Common shares outstanding, net of treasury stock	36,704,278	36,696,190	36,690,061	34,603,611	34,477,499
Common stockholders' equity (book value) per share (GAAP)	$ 43.00	$ 42.62	$ 41.48	$ 39.65	$ 38.44
Tangible book value per common share (non-GAAP)	$ 29.51	$ 29.62	$ 28.40	$ 27.04	$ 25.70
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Total assets (GAAP)	$ 13,209,597	$ 12,569,262	$ 12,160,290	$ 11,312,495	$ 11,408,006
Less goodwill	446,345	427,097	427,097	391,668	391,668
Less other intangible assets, net	48,688	49,819	52,718	44,637	47,479
Total tangible assets (non-GAAP)	$ 12,714,564	$ 12,092,346	$ 11,680,475	$ 10,876,190	$ 10,968,859
Tangible common equity ratio (non-GAAP)	8.52%	8.99%	8.92%	8.60%	8.08%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 112,745	$ 111,321	$ 106,708	$ 102,955	$ 110,283
Plus tax-equivalent adjustment[(1)]	1,109	1,140	1,268	1,412	1,565
Net interest income - tax-equivalent (non-GAAP)	$ 113,854	$ 112,461	$ 107,976	$ 104,367	$ 111,848
Average earning assets	$ 11,580,295	$ 11,102,581	$ 10,552,166	$ 10,129,957	$ 10,225,409
Annualized net interest margin (GAAP)	3.86%	3.98%	4.06%	4.12%	4.28%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.90%	4.02%	4.10%	4.18%	4.34%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

40

Appendix – Non-GAAP Reconcilements

	4Q 2019	3Q 2019	2Q 2019	1Q2019	4Q 2018
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common shareholders (GAAP)	$ 37,851	$ 34,612	$ 45,169	$ 31,497	$ 32,141
Plus intangible amortization, net of tax[1]	2,305	2,291	2,617	2,245	2,048
Adjusted net income available to common shareholders (non-GAAP)	$ 40,156	$ 36,903	$ 47,786	$ 33,742	$ 34,189
Average common stockholders' equity (GAAP)	$ 1,570,258	$ 1,541,369	$ 1,442,388	$ 1,336,250	$ 1,290,691
Less average goodwill	433,374	427,097	410,642	391,668	391,668
Less average other intangibles, net	49,389	51,704	49,868	46,490	49,172
Average tangible common equity (non-GAAP)	$ 1,087,495	$ 1,062,568	$ 981,878	$ 898,092	$ 849,851
Annualized return on average common equity (GAAP)	9.56%	8.91%	12.56%	9.56%	9.88%
Annualized return on average tangible common equity (non-GAAP)	14.65%	13.78%	19.52%	15.24%	15.96%
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income	$ 112,745	$ 111,321	$ 106,708	$ 102,955	$ 110,283
Tax equivalent adjustment[1]	1,109	1,140	1,268	1,412	1,565
Fully tax-equivalent net interest income	113,854	112,461	107,976	104,367	111,848
Noninterest income	28,030	29,400	32,061	26,717	27,045
Securities (gains)/losses, net	(491)	(2,013)	(3,580)	(1,575)	(48)
Unrealized (gain)/loss on equity securities, net	(11)	(144)	(112)	(258)	(115)
Gain on extinguishment of debt	-	(375)	-	-	-
Valuation adjustment on servicing rights	(668)	626	364	589	58
Adjusted income	$ 140,714	$ 139,955	$ 136,709	$ 129,840	$ 138,788
Total noninterest expenses	$ 92,866	$ 92,967	$ 75,098	$ 88,230	$ 88,821
Less:					
Intangible assets amortization	2,918	2,899	3,313	2,842	2,592
Partnership investment in historic rehabilitation tax credits	3,038	3,052	1,465	475	3,895
(Gain)/loss on sales/valuations of assets, net	1,512	356	(18,286)	(3,004)	(35)
Restructuring expenses	-	-	-	3,227	-
Adjusted noninterest expenses	$ 85,398	$ 86,660	$ 88,606	$ 84,690	$ 82,369
Efficiency ratio, fully tax-equivalent	60.69%	61.92%	64.81%	65.23%	59.35%

[1] Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland
FINANCIAL USA, INC.

41